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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) FEBRUARY 11, 2000


                             PARAGON CORPORATE HOLDINGS INC.
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                 (Exact name of registrant as specified in its charter)


          Delaware                No. 333-51569               34-1845312
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(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


     7400 Caldwell Avenue, Niles, Illinois                       60714
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    (Address of principal executive offices)                   (Zip Code)


                                 (847) 779-2500
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               Registrant's telephone number, including area code



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         (Former name or former address, if changed since last report.)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On January 27, 2000, Paragon Corporate Holdings Inc. ("Paragon") through a wholly owned subsidiary, Multi Acquisition Corp. ("Acquisition"), acquired all outstanding shares of Multigraphics, Inc. ("Multigraphics") for $1.25 in cash per share of Multigraphics common stock. The total purchase price was approximately $3.56 million. In addition, Paragon loaned $2.0 million to Multigraphics pursuant to a promissory note agreement executed by Multigraphics on September 30, 1999. The purchase price and loan were funded from Paragon's working capital. On January 27, 2000, Acquisition merged with and into Multigraphics (the "Merger") pursuant to an Agreement and Plan of Merger dated as of September, 29, 1999, among Paragon, Acquisition and Multigraphics. As a result of the Merger, Multigraphics, as the surviving corporation to the Merger, became a wholly owned subsidiary of Paragon.

         There are no material relationships between the shareholders of Multigraphics, Inc. and the Registrant or any of the Registrant's affiliates, any directors or officers of the Registrant, or any associate of any such director or officer.

         Information related to Multigraphics is included in a January 28, 2000 press release issued by Paragon, filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Businesses Acquired

                  Financial statements have not been included in this initial Form 8-K; however, the financial statements will be filed by amendment not later than 60 days after this report is filed with the commission.

      (b) Pro Forma Financial Information

                  Pro forma financial information has not been included in this initial Form 8-K; however, the pro forma financial information will be filed by amendment not later than 60 days after this report is filed with the commission.

      (c) Exhibits.

      2.1 Agreement and Plan of Merger, dated as of September 29, 1999, among Paragon Corporate Holdings Inc., Multi Acquisition Corp. and Multigraphics, Inc. (Appendix A to the Proxy Statement on
            Schedule 14A of Multigraphics, Inc. filed with the SEC on December 17, 1999, incorporated herein by reference).

      99.1        Press release dated January 28, 2000.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARAGON CORPORATE HOLDINGS INC.
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                                                      (Registrant)



          February 11, 2000                           Gregory T. Knipp
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                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
      Number            Exhibit
      ------            -------

       2.1 Agreement and Plan of Merger, dated as of September 29, 1999, among Paragon Corporate Holdings Inc., Multi Acquisition Corp. and Multigraphics, Inc. (Appendix A to the Proxy Statement of Multigraphics, Inc. on Schedule 14A filed with the SEC on December 17, 1999, incorporated herein by reference).

       99.1             Press release dated January 28, 2000.